 Exhibit 99.1

Mediabistro Inc. Reports Financial Results

For Its Second Quarter Ended June 30, 2013

(New York, NY – July 31, 2013) -- Mediabistro Inc. (Nasdaq: MBIS) today reported financial results for the quarter ended June 30, 2013.

Financial results for the second quarter of 2013 include:

•	Revenues were $4.0 million for the second quarter of each of 2013 and 2012.

•	Net loss for the second quarter of 2013 was $406,000, compared to a net loss of $346,000 for the same period of 2012.

“Our financial results for the second quarter included the launch event of our newest trade show, Inside 3D Printing Conference and Expo, which took place on April 22nd and 23rd in New York City. This trade show was critically and financially successful and we are very excited about the growth possibilities of the event brand,” stated Alan M. Meckler, Chairman and CEO of Mediabistro Inc. “We also most recently completed our Summer Inside 3D Printing Conference and Expo held in Chicago in early July and we are eagerly anticipating our upcoming Fall, Asia-Pacific and Brazil iterations scheduled for San Jose, Singapore and Sao Paulo later this year,” added Meckler.

Mediabistro Inc. Second Quarter 2013 Financial Results Conference Call Alert

Mediabistro Inc. invites you to participate in its conference call reviewing 2013 second quarter results on Wednesday, July 31, 2013 at 5:00 pm ET.

The conference call number is 888-500-6950 for domestic participants and 719-325-2494 for international participants; confirmation code “2951805”.  Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Monday, August 5, 2013. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; confirmation code “2951805”.

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Mediabistro Inc.

Unaudited Consolidated Condensed Statements of Operations

For the Three and Six Months Ended June 30, 2013 and 2012

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues	$3,963	$4,040	$6,483	$7,725
Cost of revenues	2,297	2,109	3,854	4,152
Advertising, promotion and selling	713	665	1,189	1,306
General and administrative	1,147	1,313	2,307	2,632
Depreciation	41	80	105	160
Amortization	105	136	214	272
Total operating expenses	4,303	4,303	7,669	8,522

Operating loss	(340)	(263)	(1,186)	(797)
Other income (loss), net	8	(3)	4	(3)
Interest income	1	1	2	2
Interest expense	(64)	(73)	(127)	(146)

Loss before income taxes	(395)	(338)	(1,307)	(944)
Provision for income taxes	11	8	23	19

Net loss	$(406)	$(346)	$(1,330)	$(963)
Loss per share:
Basic net loss	$(0.07)	$(0.06)	$(0.22)	$(0.16)
Diluted net loss	$(0.07)	$(0.06)	$(0.22)	$(0.16)

Weighted average shares used in computing loss per share:
Basic	6,022	5,983	6,023	5,969
Diluted	6,022	5,983	6,023	5,969

Shares outstanding and per share data have been adjusted to give effect to the one-for-seven reverse stock split implemented on August 16, 2012.

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Mediabistro Inc.

Consolidated Condensed Balance Sheets

June 30, 2013 and December 31, 2012

(in thousands, except share and per share amounts)

	June 30, 2013 (Unaudited)	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,672	$2,210
Accounts receivable, net of allowances of $8 and $16, respectively	633	524
Prepaid expenses and other current assets	522	503
Total current assets	2,827	3,237

Property and equipment, net of accumulated depreciation of $1,461 and $1,475, respectively	191	268
Intangible assets, net of accumulated amortization of $1,193 and $1,144, respectively	2,249	2,305
Goodwill	9,574	9,574
Investments and other assets	666	687
Total assets	$15,507	$16,071

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$538	$509
Accrued payroll and related expenses	500	493
Accrued expenses and other current liabilities	993	649
Deferred revenues	1,493	1,294
Total current liabilities	3,524	2,945

Loan from related party	7,647	7,647
Deferred revenues	18	17
Deferred income taxes	493	474
Total liabilities	11,682	11,083

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued and outstanding	–	–
Common stock, $.01 par value, 18,750,000 shares authorized, 6,141,768 and 6,138,879 shares issued and 6,022,483 and 6,019,594 shares outstanding at June 30, 2013 and December 31, 2012, respectively	61	61
Additional paid-in capital	289,878	289,711
Accumulated deficit	(285,618)	(284,288)
Treasury stock, 119,285 shares at cost	(496)	(496)
Total stockholders’ equity	3,825	4,988
Total liabilities and stockholders’ equity	$15,507	$16,071

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Mediabistro Inc.

Unaudited Consolidated Condensed Statements of Cash Flows

For the Six Months Ended June 30, 2013 and 2012

(in thousands)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net loss	$(1,330)	$(963)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	319	432
Stock-based compensation	159	259
Provision for losses on accounts receivable	4	20
Amortization of debt issuance costs	19	17
Other loss, net	12	–
Deferred income taxes	18	16
Changes in assets and liabilities:
Accounts receivable, net	(113)	(106)
Prepaid expenses and other assets	(18)	200
Accounts payable, accrued expenses and other liabilities	379	99
Deferred revenues	200	150
Net cash provided by (used in) operating activities	(351)	124
Cash flows from investing activities:
Purchases of property and equipment	(33)	(47)
Purchases of intangible assets and other development costs	(161)	(77)
Net cash used in investing activities	(194)	(124)
Cash flows from financing activities:
Proceeds from exercise of stock options	7	119
Net cash provided by financing activities	7	119
Net increase (decrease) in cash and cash equivalents	(538)	119
Cash and cash equivalents, beginning of period	2,210	3,438
Cash and cash equivalents, end of period	$1,672	$3,557

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About Mediabistro Inc.

Mediabistro Inc. (Nasdaq: MBIS) is a leading Internet media company that provides services for social media, traditional media, and creative professionals, as well as for innovators in the 3D printing and mobile app industries. Our service offerings include an online job board, news and analysis, trade shows and events, online and in-person courses, and research products.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements explicitly made in, or implied by, this press release that are not historical facts, including the near-term trading price and long-term strategic value of the Company’s common stock, are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example: the recent unusual trading activity in, and relatively illiquid and highly volatile market for, Mediabistro common stock; risks associated with Mr. Meckler’s control of the Company and its debt to him; risks associated with the stockholder rights plan and other anti-takeover measures currently in place or that might be implemented in the future; general economic conditions; the competitive environment in which the Company operates; and the unpredictability of future revenues, expenses, cash flows and stock prices. For a more detailed discussion of such risks and uncertainties, refer to the Company’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and Mediabistro assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current Mediabistro press releases can be found online at http://corporate.mediabistro.com/corporate/press.html.

For information on Mediabistro Inc., contact:

Don O’Neill

doneill@mediabistro.com

203-662-2980

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